Convertible loan	12 Months Ended
Dec. 31, 2015
Convertible Loan [Abstract]
Convertible Loans Receivables [Text Block]
10. Convertible loan

In October 2014, Ryecor China Investment Limited (“Ryecor”, the original Lender), a company owned by the Mr. Robert W. Roche , entered into an agreement with Shanghai e-Surer Financial Services Co., Ltd. (“E-surer”, the Borrower) on October 2014, whereby Rvecor lent E-surer a RMB 20,000,000 convertible borrowing at 6% annual interest paid at maturity on August 22, 2018.. Under the loan agreement, Ryecor may provide a line of credit to RMB20.0 million to the Borrower at any time until the maturity date. All or part of outstanding principle and interest may be converted into such amount of equity interest of E-surer that represents a percentage of equity ownership obtained by dividing the aggregate outstanding principal and unpaid accrued interest on the date of conversion, by RMB 100,000,000. And the loan was secured by the 51% of Borrower’s equity interest in its whole-owned subsidiary. $3,024,933 has been advanced to E-surer under this agreement.

In September 2015, the Group entered into an assignment with Ryecor, pursuant to which Ryecor assigned to the Group all of its rights and delegated to the Group all of its obligation in exchange of a cash payment of $3,024,933 to Ryecor and Acorn Composite Corporation, Inc., which is also a company owned by Mr. Roche. The Assigned Contracts were personally guaranteed by CEO. As of December 31, 2015, the Group has recorded the loan advance of $ 3,257,622, which includes an accrued interest of $ 232,690, as convertible loan on the consolidated balance sheets.